UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010

MEDTOX SCIENTIFIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On Tuesday, June 15, 2010, MEDTOX Scientific, Inc. (the Company), held the 2010 Annual Meeting of Stockholders at the Radisson Hotel, 2540 North Cleveland Avenue, Roseville, Minnesota, for the following purposes:

1.	To elect two directors to serve on our Board of Directors, each to serve for a three-year term or until his successor is elected and qualified.

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

3.	To approve the MEDTOX Scientific, Inc. 2010 Stock Incentive Plan.

At the meeting, the holders of 7,946,928 shares of the Company's Common Stock were represented in person or by proxy constituting a quorum.

Proposal No. 1:  The stockholders elected the following persons to serve on the Board of Directors of the Company for three year terms or until their respective successors are duly elected and qualified, with the following votes:

Director’s Name                                               For                         Withheld                                   Broker Non-Vote
Brian P. Johnson                                           6,184,982                     69,200                                           1,692,746
Robert J. Marzec                                           6,184,355                     69,827                                           1,692,746

Proposal No. 2:  The stockholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, with the following votes:

For           Against                                Abstain                                Broker Non-Votes
7,775,130                                                 167,998                                    3,800                                   NA

Proposal No. 3:  The stockholders approved the MEDTOX Scientific, Inc. 2010 Stock Incentive Plan, with the following votes:

For           Against                                Abstain                                Broker Non-Votes
5,928,939                                                 320,939                                    4,304                                  1,692,746

Item 7.01.                      Regulation FD Disclosure

On June 15, 2010, MEDTOX Scientific, Inc. held its Annual Meeting of Stockholders.  The presentation to stockholders is attached as Exhibit 99.1.  The 2010 Investor Sheet was available for attendees.  The fact sheet is attached as Exhibit 99.2.

Item 9.01.                      Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. presentation to stockholders, dated June 15, 2010.

The following exhibit is furnished with this report:

Exhibit No.	Description
99.2	MEDTOX Scientific, Inc. 2010 Investor Sheet.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date:  June 21, 2010                                                                             By:        /s/ Richard J. Braun
Name:  Richard J. Braun
Title:    Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	MEDTOX Scientific, Inc. presentation to stockholders, dated June 15, 2010.
99.2	MEDTOX Scientific, Inc. 2010 Investor Sheet.